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                                 EXHIBIT 10.7

               EMPLOYMENT AGREEMENT BETWEEN SOUTH JERSEY SAVINGS
                   AND LOAN ASSOCIATION AND PAUL D. WAMPLER
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                                                                    Exhibit 10.7

     Mr. Wampler's Employment Agreement is the same as the Employment Agreement in Exhibit 10.5, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Paul D. Wampler; (ii) the position in Section 1, which is Senior Vice President of Lending; and (iii) the amount of the base salary in Section 3(a), which is $86,258.